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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Numbers 33-20125 and 333-14591.




                                                   Arthur Andersen LLP





Chicago, Illinois
September 9, 1998






































                                                                   Exhibit 23